UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2018

EDISON NATION, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38448	82-2199200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 New Brunswick Avenue Phillipsburg, New Jersey	08865
(Address of principal executive offices)	(Zip Code)

(610) 829-1039
(Registrant’s Telephone Number, Including Area Code)

XSPAND PRODUCTS LAB, INC.

(Former name or former address, if changed since last report)

Copies to:

Marc J. Adesso

Waller Lansden Dortch & Davis, LLP

511 Union Street, Suite 2700

Nashville, Tennessee 37219

Telephone: (615) 244-6380

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 7, 2018, Xspand Products Lab, Inc. (the “Company”) changed its name to Edison Nation, Inc. The name change was made in accordance with Section 92A.180 of the Nevada Revised Statutes by merging a wholly-owned subsidiary of the Company with and into the Company, with the Company being the surviving corporation in the merger. The Company effectuated the merger by filing Articles of Merger with the Secretary of State of the State of Nevada. In connection with the merger, the Company amended Article I of its Amended and Restated Articles of Incorporation to change the Company’s corporate name to Edison Nation, Inc. With the exception of the name change, there were no other changes to the Company’s Amended and Restated Articles of Incorporation. A copy of the Articles of Merger as filed with the Secretary of State of the State of Nevada is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

On September 6, 2018, the Company’s board of directors approved an amendment and restatement of the Company’s bylaws and omnibus incentive plan solely to reflect the name change described above. A copy of the amended and restated bylaws and omnibus incentive plan are attached hereto as Exhibits 3.2 and 3.3 and are incorporated herein by reference.

Additionally, as of the opening of trading on September 13, 2018, the ticker symbol of the Company’s common stock on The Nasdaq Capital Market will be “EDNT” and the CUSIP number of the Company’s common stock will be 28103E106. The Company’s name and ticker symbol change do not affect the rights of the Company’s security holders, creditors, customers or suppliers. Following the name change, any stock certificates that reflect the Company’s prior name will continue to be valid. Certificates reflecting the new name will be issued in due course as old stock certificates are tendered for exchange or transfer to our transfer agent.

Item 7.01.	Regulation FD Disclosure.

On September 12, 2018, the Company issued a press release announcing the name change. A copy of the press release is furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Articles of Merger, filed with the Secretary of State of the State of Nevada effective September 7, 2018
3.2	Amended and Restated Bylaws
3.3	Amended and Restated Omnibus Incentive Plan
99.1	Press Release dated September 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 12, 2018

EDISON NATION, INC.

By:	/s/ Christopher B. Ferguson
Name:	Christopher B. Ferguson
Title:	Chief Executive Officer